 LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, NICHOLAS A. O'KULICH, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 24th   day of April, 1997

WITNESS:

/s/ Carolyn Grossi           /s/ Nicholas A. O'Kulich
------------------           ------------------------
Carolyn Grossi                Nicholas A. O'Kulich

                     LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, MAURICE R. GREENBERG, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 14th   day of April, 1997

WITNESS:

/s/ Carolyn Grossi           /s/ Maurice R. Greenberg
------------------           ------------------------
Carolyn Grossi                 Maurice R. Greenberg

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, EDWIN A.G. MANTON, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 16th day of April, 1997

WITNESS:

/s/ Judith Caruso           /s/ Edwin A.G. Manton
-----------------           ----------------------
Judith Caruso                  Edwin A. G. Manton

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, EDWARD E. MATTHEWS, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997

WITNESS:

/s/ Carolyn Grossi         /s/ Edward E. Matthews
------------------         ----------------------
Carolyn Grossi                 Edward E. Matthews

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, JEROME T. MULDOWNEY, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997

WITNESS:

/s/ Carolyn Grossi              /s/ Jerome T. Muldowney
------------------              -----------------------
Carolyn Grossi                   Jerome T. Muldowney

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, WIN J. NEUGER, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997

WITNESS:

/s/ Carolyn Grossi                   /s/ Win J. Neuger
-------------------                  -----------------
Carolyn Grossi                       Win J. Neuger

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, ROBERT J. O'CONNELL, Director Chief Executive Officer, and President of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 16th day of April, 1997
WITNESS:

/s/ Carolyn Grossi                 /s/ Robert J. O'Connell
------------------                 -----------------------
Carolyn Grossi                      Robert J. O'Connell

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, JOHN R. SKAR, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 14th day of April, 1997

WITNESS:

/s/ Carol L. Norris           /s/ John R. Skar
-------------------           ----------------
Carol L. Norris                  John R. Skar

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, HOWARD I. SMITH, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 14th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi          /s/ Howard I. Smith
------------------          -------------------
Carolyn Grossi                  Howard I. Smith

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, ERNEST E. STEMPEL, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walmna as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi           /s/ Ernest E. Stempel
------------------           ---------------------
Carolyn Grossi                   Ernest E. Stempel

                            LIMITED POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENT, that I, GERALD W. WYNDORF, a Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997.

WITNESS:

/s/ Carolyn Grossi          /s/ Gerald W. Wyndorf
------------------          ---------------------
Carolyn Grossi                 Gerald W. Wyndorf

                            LIMITED POWER OF ATTORNEY


           KNOW  ALL MEN BY  THESE  PRESENT,  that  I,  HOWARD E. GUNTON, JR.
a Chief Accounting Officer of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the company or otherwise, with full power to execute, delivery and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

           WITNESS my hand and seal this 15th day of April, 1997.

WITNESS:

/s/ Kathleen E. Balcer              /s/ Howard E.Gunton, Jr.
----------------------              ------------------------
Kathleen E. Balcer                      Howard E.Gunton, Jr.